UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2019

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105 (Zip Code)

(314) 480-1400 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On January 24, 2019, the Compensation Committee of the Board of Directors of Olin Corporation (Registrant) approved amendments to the existing 2000, 2003, 2006, 2009, 2014, 2016 and 2018 Long Term Incentive Plans (the Olin LTIPs), such amendments to be effective January 27, 2019. The amendments conform certain defined terms in the Olin LTIPs to the provisions of the Olin Corporation Change in Control Severance Plan (CIC Plan) for Section 16(b) Officers and Olin Corporation Severance Plan for Section 16(b) Officers adopted at the Committee’s December 12, 2018 meeting and effective as of January 27, 2019. The Olin LTIPs authorize the Compensation Committee of the Board of Directors of Registrant to grant to officers and other key employees stock options and other equity compensation as more fully described and summarized in Registrant’s Proxy Statement.

In general, the amendments to the Olin LTIPs:

•	Limit the change in control qualifying terminations to the two-year period following a change in control.

•	Eliminate the “anticipatory termination” trigger of the change in control qualifying termination definition.
•Conform the good reason definition to that in the CIC Plan.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the text of the Olin LTIPs, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 and are incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Registrant approved an amendment to Article II, Section 1 of Registrant’s Bylaws to decrease the size of the Board from twelve to eleven directors, effective January 25, 2019.
A copy of Registrant’s amended Bylaws is filed as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
3.1	Bylaws of Olin Corporation as amended effective January 25, 2019.
10.1	Amended and Restated Olin Corporation 2000 Long Term Incentive Plan codified as of January 27, 2019.
10.2	Amended and Restated Olin Corporation 2003 Long Term Incentive Plan codified as of January 27, 2019.
10.3	Amended and Restated Olin Corporation 2006 Long Term Incentive Plan codified as of January 27, 2019.
10.4	Amended and Restated Olin Corporation 2009 Long Term Incentive Plan codified as of January 27, 2019.
10.5	Amended and Restated Olin Corporation 2014 Long Term Incentive Plan codified as of January 27, 2019.
10.6	Amended and Restated Olin Corporation 2016 Long Term Incentive Plan codified as of January 27, 2019.
10.7	Amended and Restated Olin Corporation 2018 Long Term Incentive Plan codified as of January 27, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Eric A. Blanchard
	Name:	Eric A. Blanchard
	Title:	Vice President, General Counsel and Secretary

Date: January 30, 2019